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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 11, 1999 included in The Maxim Group, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 1999 and to all references to our firm included in this Registration Statement and related Prospectus.

/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
November 11, 1999